UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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INTELLIA THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! INTELLIA THERAPEUTICS, INC. 2021 Annual Meeting Vote by June 22, 2021 11:59 PM ET INTELLIA THERAPEUTICS, INC. 40 ERIE STREET, SUITE 130 CAMBRIDGE, MA 02139 D44431-P54566 You invested in INTELLIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 23, 2021. Get informed before you vote View the Notice, Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 23, 2021 9:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/NTLA2021 *Please check the meeting materials for any special requirements for meeting attendance. VI

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors. Election of the following individuals nominated to serve as Class II directors, for a three-year term ending at the annual meeting of stockholders to be held in 2024. 01) Fred Cohen, M.D., D.Phil. 02) Jean-François Formela, M.D. 03) Frank Verwiel, M.D. For 2. Ratification of the appointment of Deloitte & Touche LLP as Intellia’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 3. Approve, on a non-binding advisory basis, the compensation of the named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D44432-P54566